UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


   Filed by the Registrant |X|
   Filed by a Party other than the Registrant|_|

   Check the appropriate box:

|_|   Preliminary Proxy Statement

|_|   Confidential, for Use of the Commission Only (as permitted by
            Rule 14a-6(e)(2))

|X|   Definitive Proxy Statement

|_|   Definitive Additional Materials

|_|   Soliciting Material Pursuant to ss.240.14a-12


                             DYNATRONICS CORPORATION
                 -----------------------------------------------
                (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

     Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
               and 0-11.
      (1)  Title of each class of securities to which transaction applies:
      (2)  Aggregate number of securities to which transaction applies:
      (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 ( (set forth the amount on which the filing fee is calculated and state how it was determined):
      (4)  Proposed maximum aggregate value of transaction:
      (5)  Total fee paid:
|_|   Fee paid previously with preliminary materials.

|_|   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)  Amount Previously Paid:
      (2)  Form, Schedule or Registration Statement No.:
      (3)  Filing Party:
      (4)  Date Filed:

                             DYNATRONICS CORPORATION
                             7030 Park Centre Drive
                           Salt Lake City, Utah 84121
                                 (801) 568-7000


October 23, 2006


Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Dynatronics Corporation that will be held on Tuesday, November 28, 2006 at 4:00 p.m., at the corporate headquarters located at 7030 Park Centre Drive, Salt Lake City, Utah.

The formal notice of the Annual Meeting and the Proxy Statement have been made a part of this invitation.

After reading the Proxy Statement, please mark, date, sign and return at your earliest convenience the enclosed proxy in the enclosed envelope to ensure that your shares will be represented. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN, DATE, AND RETURN THE ENCLOSED PROXY OR ATTEND THE ANNUAL MEETING IN PERSON.

A copy of Dynatronics Corporation's Annual Report to Shareholders is also enclosed.

The Board of Directors and management look forward to seeing you at the meeting.

Sincerely yours,


/s/ Kelvyn H. Cullimore, Jr.

Kelvyn H. Cullimore, Jr.
Chairman, President and CEO

                             DYNATRONICS CORPORATION

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          To be held November 28, 2006



TO THE SHAREHOLDERS OF DYNATRONICS CORPORATION:

         The Annual Meeting of Shareholders of Dynatronics Corporation, a Utah corporation (the "Company" or "Dynatronics"), will be held at the corporate headquarters located at 7030 Park Centre Drive, Salt Lake City, Utah, on Tuesday, November 28, 2006, at 4:00 p.m. for the following purposes, all as more fully described in the accompanying Proxy Statement:

         1. To elect seven directors to hold office until the next Annual Meeting of Shareholders and thereafter until their respective successors have been elected or appointed and qualified;

         2. To ratify the appointment of Tanner LC as Dynatronics' independent registered public accountants for the fiscal year ending June 30, 2007; and

         3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         Shareholders of record owning shares of common stock at the close of business on Monday, October 9, 2006 are entitled to notice of and to vote at this Annual Meeting and any adjournment thereof. A complete list of shareholders entitled to vote at the Annual Meeting will be maintained and available for inspection at the corporate offices of the Company for at least ten days prior to the Annual Meeting.

                                            BY ORDER OF THE BOARD OF DIRECTORS


                                            /s/ Bob Cardon
                                            --------------
                                            Bob Cardon, Secretary/Treasurer

Salt Lake City, Utah
October 23, 2006


                                    IMPORTANT

Whether or not you expect to attend the Annual Meeting, we urge you to complete, date, sign and return the enclosed proxy without delay in the enclosed envelope so that your shares are represented at the Annual Meeting. Your proxy will not be used if you are present at the meeting and desire to vote your shares personally. Even if you have given your proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

                                PROXY STATEMENT

                             DYNATRONICS CORPORATION
                             7030 Park Centre Drive
                           Salt Lake City, Utah 84121

This Proxy Statement is furnished to you and other shareholders of Dynatronics Corporation, a Utah corporation (the "Company" or "Dynatronics"), pursuant to Regulation 14A under the Securities Exchange Act of 1934 in connection with the solicitation of proxies in the enclosed form for use in voting at the Annual Meeting of Shareholders and any adjournment thereof. The Annual Meeting is scheduled to be held at 4:00 p.m. on Tuesday, November 28, 2006, at the corporate headquarters of the Company located at 7030 Park Centre Drive, Salt Lake City, Utah.

Solicitation of Proxies

         The accompanying proxy is solicited by and on behalf of the Board of Directors of the Company in connection with the Annual Meeting to be held at Dynatronics Corporation, 7030 Park Centre Drive, Salt Lake City, Utah, on November 28, 2006, at 4:00 p.m., Mountain Time, or any adjournment thereof. This Proxy Statement, the Notice of Annual Meeting, the accompanying form of proxy, and the Annual Report to Shareholders will be mailed on or about October 24, 2006 to shareholders of record as of October 9, 2006.

         Dynatronics will pay the cost of preparing and disseminating this information. In addition to the solicitation of proxies by use of the mails, the directors, officers and employees of Dynatronics, without receiving additional compensation therefore, may solicit proxies personally or by telephone or facsimile. Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of the shares of common stock held by such persons, and Dynatronics will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

         Each proxy executed and returned by a shareholder may be revoked at any time thereafter by written notice to the Company's Secretary/Treasurer prior to the Annual Meeting, by execution of a written proxy bearing a later date, or by attending the Annual Meeting and voting in person. No such revocation will be effective, however, with respect to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such proxy.

Voting

         The matters to be considered and voted upon at the Annual Meeting will be:

         1. Election of seven directors to serve until the next Annual Meeting of Shareholders and thereafter until their successors are elected and qualified;

         2. Ratification of the selection of Tanner LC as the independent registered public accountants of Dynatronics for the fiscal year ending June 30, 2007; and

         3. Such other business as may properly come before the Annual Meeting and at any adjournment thereof.

         It is important that you act promptly to vote, sign, date, and return the enclosed proxy in the enclosed self-addressed envelope. Where instructions are indicated, proxies will be voted in accordance with the instructions indicated therein. If no instructions are indicated, proxies will be voted "FOR" the election of each of the seven nominees for director, "FOR" the ratification of the appointment of Tanner LC as the independent registered public accountants of Dynatronics for the fiscal year ending June 30, 2007, and, in the discretion of the proxy holder, as to any other matters that may properly come before the Annual Meeting.

         The Board of Directors has fixed the close of business on October 9, 2006 as the "Record Date" for determining shareholders entitled to receive notice of and to vote at the Annual Meeting. At the close of business on the Record Date, there were 9,054,566 shares of the Company's common stock, no par value, issued and outstanding, each such share entitled to one vote. Cumulative voting by shareholders in connection with the election of directors will not be allowed. A quorum of shareholders, present in person or by proxy, consists of the holders of a majority of the outstanding shares as of the Record Date for purposes of conducting any business at the Annual Meeting. Abstentions and broker non-votes will be counted as "represented" for the purpose of determining the presence or absence of a quorum, but will not be counted for any other purpose. Under Utah law, once a quorum is established, shareholder approval with respect to a particular proposal is generally obtained when the votes cast in favor of the proposal exceed the votes cast against the proposal.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

         Directors are elected at each Annual Meeting of the Shareholders and hold office until the next Annual Meeting when their respective successors are duly elected and qualified. The persons named in the enclosed proxy intend to vote for the election of the seven nominees listed below, unless instructions to the contrary are given in the proxy. The seven nominees have indicated that they are able and willing to continue to serve as directors. The Board of Directors has no reason to believe that any nominee named herein will be unable or unwilling to serve. However, if some unexpected occurrence should require the substitution of some other person or persons for any one or more of the nominees, the proxy holder will vote for such nominee or nominees as the Board of Directors may select. The affirmative vote of a plurality of votes cast at the Annual Meeting is required to elect each nominee.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH NOMINEE.

         The nominees are: Kelvyn H. Cullimore Jr., Kelvyn H. Cullimore, Larry
K. Beardall, E. Keith Hansen, Howard L. Edwards, Val J. Christensen and Joseph
H. Barton.

Executive Officers and Directors

         The following table contains information concerning the Company's directors and executive officers at October 9, 2006:

                                    Director
                                  or Officer              Position
Name                        Age     Since                with Company
------------------------    ---   ----------    ----------------------------
Kelvyn H. Cullimore, Jr.    50     1983         Chairman, President, and CEO
Kelvyn H. Cullimore         71     1983         Former Chairman of the Board
                                                   (returning from leave of
                                                   absence)
Larry K. Beardall           50     1986         Executive Vice President of
                                                   Sales and Marketing and
                                                   Director
E. Keith Hansen, M.D.*      66     1983         Director
Howard L. Edwards**         75     1997         Director
Val J. Christensen**        53     1999         Director
Joseph H. Barton**          78     2004         Director
Ronald J. Hatch             62     2002         Vice President of R&D
Terry M. Atkinson, CPA      53     2005         Chief Financial Officer
Robert J. Cardon            43     1992         Secretary/Treasurer

---------------
*   Member of Compensation Committee of the Board of Directors.
** Member of Audit and Compensation Committees of the Board of Directors.

         Kelvyn H. Cullimore, Jr. was named Chairman of the Board of Directors in January 2005. He continues to serve as the Company's President & CEO, positions he has held since 1992. He had previously served as Secretary/Treasurer from 1983 to 1992 and as Administrative Vice President from 1988 to 1992. He has served as a Director of the Company and its predecessors since 1979. Mr. Cullimore graduated cum laude from Brigham Young University in 1980 with a degree in Financial and Estate Planning. In addition to his involvement with Dynatronics, Mr. Cullimore served as Executive VP and a director of Dynatronics' former parent company. He currently serves on the board of directors for ITEC Attractions, Inc. (ITEC), an entertainment, restaurant and retail mall complex in Branson, MO. Additionally, he has served previously on the boards of a printing company, lumber company and travel agency. Mr. Cullimore is a member of the board of the Medical Device Manufacturer's Association, a national medical device trade association headquartered in Washington D.C. He also serves as the Mayor of Cottonwood Heights, Utah, a suburb of Salt Lake City where Dynatronics corporate headquarters are located.

         Kelvyn H. Cullimore served as Chairman of the Board of Dynatronics from its incorporation in April 1983 until January 2005. From 1983 until 1992, Mr. Cullimore served as President of Dynatronics. Mr. Cullimore received a B.S. in Marketing from Brigham Young University in 1957, and following graduation, worked for a number of years as a partner in a family-owned home furnishings business in Oklahoma City, Oklahoma. Mr. Cullimore has participated in the organization and management of various enterprises, becoming the president or general partner in several business entities, including real estate, motion picture, and equipment partnerships. From 1979 until 1992, Mr. Cullimore served as Chairman of the Board of American Consolidated Industries, the former parent company of Dynatronics. From 1986 until 1999, Mr. Cullimore served as President of ITEC and from 1986 to 1997 he served as ITEC's Chairman, President and CEO. Mr. Cullimore served on the board of directors of ITEC from 1986 until 2005. From January 2005 until October 2006, he took a leave of absence from Dynatronics to do humanitarian work in Asia. Kelvyn H. Cullimore is the father of Kelvyn H. Cullimore, Jr. No other family relationships exist among officers and directors.

         Larry K. Beardall was appointed Executive Vice President of Dynatronics in December of 1992. He has served as a Director and the Vice President of Sales and Marketing for Dynatronics since July of 1986. Mr. Beardall joined Dynatronics in February of 1986 as Director of Marketing. He graduated from Brigham Young University with a degree in Finance in 1979. Prior to his employment with Dynatronics, Mr. Beardall worked with GTE Corporation in Durham, North Carolina as the Manager of Mergers and Acquisitions and then with Donzis Protective Equipment, a supplier of protective sports equipment in Houston, Texas as National Sales Manager. He also served on the board of directors of Nielsen & Nielsen, Inc., the marketing arm for Donzis.

         E. Keith Hansen, M.D. has been a Director of Dynatronics since 1983 and served as a director of the Company's predecessor from 1979 to 1983. Dr. Hansen obtained a Bachelor of Arts degree from the University of Utah in 1966 and an M.D. degree from Temple University in 1972. He has been in private practice in Sandy, Utah since 1976. Dr. Hansen was also a director of American Consolidated Industries until 1992 and a director of Mountain Resources Corporation from 1980 to 1988. Dr. Hansen served on the board of directors of Alta View Hospital from 1982 to 1990 where he also served as the hospital's first chief of staff.

         Howard L. Edwards was elected a Director in January 1997. From 1968 to 1995 Mr. Edwards served in various capacities at Atlantic Richfield Company
(ARCO) and its predecessor, the Anaconda Company, including corporate secretary, vice president, treasurer and general attorney. In addition, Mr. Edwards was a partner in the law firm of VanCott, Bagley, Cornwall and McCarthy, in Salt Lake City, Utah. He graduated from the George Washington University School of Law in 1959 and received a bachelor's degree in Finance and Banking from Brigham Young University in 1955.

         Val J. Christensen became a member of the Board in January 1999. In 2006, Mr. Christensen became the Executive Vice President and General Counsel of EnergySolutions LLC. He previously served as Executive Vice President of Franklin Covey Company since 1996, and as in-house General Counsel since 1990. He was a member of Franklin's board of directors from 1991 to 1997. Prior to joining Franklin, Mr. Christensen was engaged in the private practice of law with the international law firm of LeBoeuf, Lamb, Leiby & MacRae, specializing in general business and business litigation matters. Following graduation from law school in 1980, Mr. Christensen served as a law clerk to the Honorable James
K. Logan of the United States Tenth Circuit Court of Appeals. He is an honors graduate of the J. Rueben Clark Law School at Brigham Young University and served as articles editor of the BYU Law Review.

         Joseph H. Barton was elected a Director in September 2004. Mr. Barton previously served on the Company's board of directors from 1996 to 2002. Mr. Barton received a Civil Engineering degree from the University of California at Berkeley and has held various executive positions including President of J.H. Barton Construction Company, Senior Vice President of Beverly Enterprises, and President of KB Industries, a building and land development company. Most recently, Mr. Barton served as Senior Vice President of GranCare, Inc. from 1989 to 1994.

         Ronald J. Hatch currently serves as Vice President of R&D. From 2002 until 2006, he served as Vice President of Operations and R&D. Prior to joining Dynatronics in June 2002, Mr. Hatch worked with Lineo, Inc. as a Senior Project Manager from 1999 to 2002. From 1972 to 1998, he served in various management responsibilities at Philips Semiconductors - Signetics. He graduated from Brigham Young University with a degree in Electronics Engineering Technology in 1970 and received an MBA degree from the University of Phoenix (in Salt Lake
City) in 1991.

         Terry M. Atkinson, CPA was elected Chief Financial Officer in January 2005. He previously served as the Company's controller from 1994 to 2004. Prior to joining the Company, Mr. Atkinson worked as the controller of Southern American Insurance Company from 1988 to 1994. From 1985 to 1988, he served as the controller at Doxey-Hatch Medical Center. From 1980 to 1985, Mr. Atkinson worked in public accounting with the CPA firms of Gothard and Company and Wursten Lewis & Bunker in Salt Lake City. He received his CPA license in 1983.

         Robert J. Cardon was appointed Corporate Secretary of the Company in 1992 and was named Treasurer of the Company in 2004. From 1992 until 2005, Mr. Cardon also served as Secretary/Treasurer of ITEC Attractions. From 1987 to 1988, Mr. Cardon was employed as a registered representative of an investment-banking firm. He received his BA degree in 1987 and his MBA degree in 1990, both from Brigham Young University.

         Directors hold office until the next Annual Meeting of Shareholders and until their successors have been elected or appointed and duly qualified. Executive officers are appointed by the Board of Directors at the first meeting after each Annual Meeting of Shareholders and hold office until their successors are elected or appointed and duly qualified. Vacancies on the Board which are created by the retirement, resignation or removal of a director, or by an increase in the number of directors, may be filled by the vote of the remaining members of the Board, with such new director serving the remainder of the term or until his successor shall be elected and qualify.

Independence of the Board

         The Board of Directors has determined, after considering all of the relevant facts and circumstances, that each of Dr. Hansen, Mr. Edwards, Mr. Christensen and Mr. Barton is an "independent director" within the meaning of the Nasdaq Marketplace Rules. This means that the Board has determined that none of those directors (1) is an officer or employee of the Company or its subsidiaries or (2) has any direct or indirect relationship with the Company that would interfere with the exercise of his independent judgment in carrying out the responsibilities of a director. As a result, the Board of Directors has determined that the Company has a majority of independent directors as required by the Nasdaq Marketplace Rules.

Committees of the Board of Directors

         The Board of Directors has two standing committees: the Compensation Committee and the Audit Committee. The Board does not have a standing nominating committee or other committee that recommends qualified candidates to the Board of Directors for nomination or election as directors. For further information on director nominations, see "Director Nominations" below.

         The Compensation Committee reviews and approves compensation matters for executive officers and has oversight responsibility for all benefit plans, including the Company's stock option plans. Members of the Compensation Committee are: Val J. Christensen (committee chairman), E. Keith Hansen, Howard
L. Edwards, and Joseph H. Barton. The Board of Directors has determined that each member of the Compensation Committee is an "independent director" under the Nasdaq Marketplace Rules. The Compensation Committee held two meetings during the fiscal year ended June 30, 2006.

         The Audit Committee, which has been established in accordance with requirements of Section 3(a)(58)(A) of the Securities Exchange Act of 1934, is comprised of: Howard L. Edwards (committee chairman), Joseph H. Barton and Val
J. Christensen. The Board of Directors has determined that each member of the Audit Committee is an "independent director" and meets the financial literacy requirements of the Nasdaq Marketplace Rules, that each member of the Audit Committee meets the enhanced independence standards established by the Securities and Exchange Commission ("SEC") and that Mr. Edwards qualifies as an "audit committee financial expert" as that term is defined in the rules and regulations established by the SEC. The Audit Committee held four meetings during fiscal year 2006. According to its charter as adopted by the Board of Directors, the functions of the Audit Committee include (1) reviewing and approving the selection of, and all services performed by, the independent auditors, (2) reviewing and evaluating the Company's internal controls, and (3) reviewing and reporting to the Board of Directors with respect to the scope of audit procedures, accounting practices and internal accounting and financial controls of the Company.

Meetings of the Board of Directors

         There were six regular meetings of the Board of Directors held during the fiscal year ended June 30, 2006. No director attended fewer than 75% of the aggregate of all meetings of the Board of Directors during the fiscal year and all meetings held by committees of the Board of Directors on which such Director served.

         Although the Board of Directors does not have a formal policy regarding director attendance at annual meetings, the Board encourages the attendance of all directors and director nominees at each annual meeting and historically more than a majority have done so.

Executive Sessions of Independent Directors

         The independent directors meet in executive session at scheduled times during the year. Mr. Christensen presides at these meetings as lead independent director. If Mr. Christensen is unable to participate, another non-management director designated by the remaining non-management directors will preside at these meetings.

Communications with the Board of Directors

         Shareholders may communicate with the Board of Directors by writing to the Board in care of the Company's Secretary/Treasurer, Dynatronics Corporation, 7030 Park Centre Drive, Salt Lake City, Utah 84121. The Secretary/Treasurer will forward the communication to the director or directors to whom it is addressed, except for communications that are (1) advertisements or promotional communications, (2) solely related to complaints with respect to ordinary course of business customer service and satisfaction issues or (3) clearly unrelated to the Company's business, industry, management or Board or committee matters.

Code of Conduct and Ethics

         The Company has established a Code of Business Ethics that applies to its officers, directors and employees. The Code of Business Ethics contains general guidelines for conducting the business of the Company consistent with the highest standards of business ethics, and is intended to qualify as a "code of ethics" within the meaning of Section 406 of the Sarbanes-Oxley Act of 2002 and the rules promulgated there under and as a "code of business conduct and ethics" within the meaning of the Nasdaq Marketplace Rules. The Code of Business Ethics is available on the Company's website at www.dynatronics.com. A copy may also be obtained from the Secretary/Treasurer at Dynatronics Corporation, 7030 Park Centre Drive, Salt Lake City, Utah 84121.

Director Nominations

         The Board of Directors does not have a nominating committee or other committee that recommends qualified candidates to the Board for nomination or election as directors. The Board of Directors believes that, because of the Company's size and the Board's relatively small size, and because of the historically few and infrequent vacancies on the Board, it is in the best interest of the Company to permit all of the independent directors to fully participate in the director nomination process. The Board of Directors has adopted a nominations process that provides that the Company's independent directors (as defined under the Nasdaq Marketplace Rules), acting by a majority vote, are authorized to recommend individuals to the Board of Directors for the Board's selection as director nominees.

         The independent directors are responsible for reviewing and interviewing qualified candidates to serve on the Board of Directors, for making recommendations to the full Board for nominations to fill vacancies on the Board and for selecting the management nominees for the directors to be elected by the Company's shareholders at each annual meeting.

Director Qualifications

         The independent directors have established certain criteria they consider as guidelines in considering nominations to the Board of Directors. The criteria include: (a) personal characteristics, including such matters as integrity, age, education, diversity of background and experience, absence of potential conflicts of interest with the Company or its operations, and the availability and willingness to devote sufficient time to the duties of a director of the Company; (b) experience in corporate management, such as serving as an officer or former officer of a publicly held company; (c) experience in the Company's industry and with relevant social policy concerns; (d) experience as a board member of another publicly-held company; (e) academic expertise in an area of the Company's operations; and (f) practical and mature business judgment. The criteria are not exhaustive and the independent directors and the full Board of Directors may consider other qualifications and attributes they believe are appropriate in evaluating the ability of an individual to serve as a member of the Board of Directors. The independent directors seek to assemble a Board of Directors that brings to the Company a variety of perspectives and skills derived from high-quality business and professional experience.

Identification and Evaluation of Nominees

         The independent directors may use multiple sources for identifying and evaluating nominees for directors, including referrals from the Company's current directors and management as well as input from third parties, including executive search firms retained by the Board. The independent directors will obtain background information about candidates, which may include information from directors' and officers' questionnaires and background and reference checks, and will then interview qualified candidates. The Company's other directors will also have an opportunity to meet and interview qualified candidates. The independent directors will then determine, based on the background information and the information obtained in the interviews, whether to recommend to the Board of Directors that a candidate be nominated to the Board.

Shareholder Nominations

         The independent directors may from time to time consider qualified nominees recommended by shareholders, who may submit recommendations to the independent directors through a written notice as described under "Shareholder Proposals" below. Nominees for director who are recommended by shareholders will be evaluated in the same manner as any other nominee for director.

Remuneration of Directors

         Directors who are otherwise employed by and receive remuneration as officers of the Company, are paid $100 per meeting for attendance at regular and special director's meetings. Outside directors are paid an annual director's fee of $14,000. In addition, independent directors each receive $1,000 annually for participating on each board committee and $2,000 in restricted stock awards. The chairman of the audit committee receives an additional $2,000 for serving as the committee chairman and financial expert. Dynatronics pays all expenses incurred by directors in connection with attendance at Board and committee meetings.

Compliance with Section 16(a) of the Securities Exchange Act of 1934
--------------------------------------------------------------------

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the executive officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities ("Reporting Persons") to file initial reports of ownership and to report changes in ownership in reports filed with the Securities and Exchange Commission. Reporting Persons are required by regulation of the Securities and Exchange Commission to furnish Dynatronics with copies of all Section 16(a) forms they file.

         Based solely on review of the copies of such forms furnished to Dynatronics during and with respect to the fiscal year ended June 30, 2006, Dynatronics believes that during fiscal year 2006 all Section 16(a) filings applicable to these Reporting Persons were timely filed with the exception of a Form 3 filing for James Woods which was filed late due to a clerical oversight.


                    ADDITIONAL INFORMATION ABOUT THE COMPANY

Voting Securities and Principal Shareholders

         The following table contains information as of October 9, 2006 with respect to beneficial ownership of shares of common stock, for (1) all persons known to be holders of more than 5% of our voting securities; (2) each director,
(3) each executive officer named in the Summary Compensation Table of this Proxy Statement (the "Named Executive Officers") holding office on October 9, 2006, and (4) all executive officers and directors as a group. Unless noted otherwise, Dynatronics believes each person named below has sole voting and investment power with respect to the shares indicated. Unless otherwise indicated, the address of the shareholder is Dynatronics' principal executive offices, 7030 Park Centre Drive, Salt Lake City, UT 84121.

                                                Shares of common stock
                                               Beneficially Owned as of
                                                October 9, 2006 (1)
Name of Beneficial Owner             Number of Shares           Percent of Class
------------------------             ----------------           ----------------

Kelvyn H. Cullimore, Jr.                 784,620  (2)                 8.5%
Chairman, President & CEO

Kelvyn H. Cullimore                      179,104 (3)                  2.0%
Director nominee

E. Keith Hansen, M.D.                    287,650  (4)                 3.2%
Director

Larry K. Beardall                        234,288  (5)                 2.5%
Exec. V.P., Director

Howard L. Edwards                         85,300  (6)                 *
Director

Joseph H. Barton                          43,300 (7)                  *
Director

Val J. Christensen                        43,300  (8)                 *
Director

Ronald J. Hatch                           48,000  (9)                 *
Vice President of R&D

Terry M. Atkinson                         40,000 (10)                 *
Chief Financial Officer

Robert J. Cardon                          40,000 (11)                 *
Secretary/Treasurer

All executive officers and             1,785,562                     18.5%
directors as a group (10 persons)

---------------

* Represents less than 1 percent of the outstanding shares of common stock including shares issuable to such beneficial owner under options which are presently exercisable or will become exercisable within 60 days.

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Included in the computation of the number of shares beneficially owned by a person and the percentage ownership of that person are shares of common stock subject to options, warrants, or other convertible instruments held by that person that are exercisable or that become exercisable within 60 days of October 9, 2006. Such shares, however, are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(2) Includes 431,780 shares owned directly, 182,840 shares owned by Mr. Cullimore's wife and minor children, and options for the purchase of 170,000 shares.

(3) Includes 149,104 shares owned directly and options for the purchase of 30,000 shares.

(4) Includes 180,650 shares owned directly, 80,000 shares owned by a pension plan as to which Dr. Hansen is a beneficiary and options for the purchase of 27,000 shares.

(5) Includes 69,288 shares owned directly and options for the purchase of 165,000 shares.

(6) Includes 58,300 shares owned directly and options for the purchase of 27,000 shares.

(7) Includes 22,300 shares owned directly and options for the purchase of 21,000 shares.

(8) Includes 19,300 shares owned directly and options for the purchase of 24,000 shares.

(9)      Includes options for the purchase of 48,000 shares.

(10)     Includes options for the purchase of 40,000 shares.

(10)     Includes options for the purchase of 40,000 shares.

Litigation Matters
------------------

         There are no material legal proceedings to which any director or executive officer is a party adverse to Dynatronics.

Certain Relationships and Related Transactions
----------------------------------------------

         Kelvyn H. Cullimore is the father of Kelvyn H. Cullimore, Jr. No other family relationships exist among the officers and directors.

         Except as described in this Proxy Statement under the captions, "Employment Contracts" and "Salary Continuation Plan," during the two years ended June 30, 2006 Dynatronics was not a party to any transaction in which any director, executive officer or shareholder holding more than 5% of the issued and outstanding common stock had a direct or indirect material interest.


                    EXECUTIVE COMPENSATION AND OTHER MATTERS

         The following table summarizes the compensation of the Company's Chief Executive Officer and the two most highly paid executive officers at June 30, 2006, other than the Chief Executive Officer, whose total salary and bonus exceeded $100,000 during the year then ended (collectively the "Named Executive Officers") and the amounts earned by each of them during the past three fiscal years:

                                          Summary Compensation Table

                                              Annual Compensation              Long-Term Compensation
                                    ----------------------------------- ------------------------------------
                                                          Other Annual    Securities
                                                          Compensation  Underlying Options   All Other
         Position           Year    Salary ($)   Bonus       ($)(1)        /SARs (#)        Compensation ($)
-------------------------   ----    ----------  --------  --------------------------------------------------
Kelvyn H. Cullimore, Jr.    2006     $154,000   $13,833     $ 13,596       30,000/0              $ -
Chairman & President        2005     $154,000   $57,409     $ 13,336       40,000/0              $ -
                            2004     $140,000   $71,341     $ 12,715          0/0                $ -

Larry K. Beardall           2006     $143,000   $13,833     $ 13,938       25,000/0              $ -
Executive Vice President    2005     $143,000   $57,409     $ 12,761       40,000/0              $ -
                            2004     $130,000   $71,341     $ 12,237          0/0                $ -


Ronald J. Hatch             2006     $ 95,000   $ 5,187     $  4,574          0/0                $ -
     Vice President         2005     $ 95,000   $21,527     $  9,500       40,000/0              $ -
                            2004     $ 80,000   $26,753     $ 10,946          0/0                $ -


(1) Dynatronics provides automobiles or vehicle allowances for certain executive officers and pays all vehicle operating expenses. Dynatronics also provides life insurance for its officers, and Company matches of employee contributions to 401(k) retirement plans. The amount of this column includes the approximate value of these benefits to the Named Executive Officer.

         During the year ended June 30, 2006, Dynatronics made no awards under any long-term incentive plan. Dynatronics has never granted stock appreciation rights.

Employment Contracts

         Dynatronics has entered into written employment contracts with two executive officers, Kelvyn H. Cullimore, Jr., Chairman, President and Chief Executive Officer, and Larry K. Beardall, Executive Vice President. The initial terms of these contracts ran through the end of fiscal year 2003. Additional contract extensions would extend each contract for up to an additional ten years through the end of fiscal year 2013 (five renewal terms of two years each). The compensation package under each contract includes a salary established by the Compensation Committee, an auto allowance, an annual bonus based on pre-tax operating profit (at rates established by the Compensation Committee), and stock options granted under the Company's 2005 Equity Incentive Plan and the 1992 Stock Option Plan, as amended and restated. Each officer also participates in the salary continuation plan and receives other welfare and employee benefits that are standard in such agreements, including, by way of example, health insurance and disability coverage, paid vacation and Company-paid life insurance. The contracts also contain a provision granting the executives certain rights and protections in the event of a change in control. Among other things, the change of control provision of the contracts provides for severance payments to the executives if their employment is discontinued as a result of a change in control of Dynatronics.

         The employment contracts described above terminate upon the death or disability of the executive or termination of employment for cause. The contracts also contain covenants of the executives that, during the term of their employment and continuing for a specified period after the termination of their employment for any reason, with or without cause, they will not compete with Dynatronics or make use of or disclose confidential information of Dynatronics.

Bonus Plan

         Dynatronics maintains a discretionary incentive bonus plan administered by the Compensation Committee. Pursuant to the plan, the Compensation Committee granted incentive cash bonuses to certain officers and employees during the year ended June 30, 2006. The total amount of bonuses paid for fiscal year 2006 was $57,520, of which $32,853 was paid to the Named Executive Officers as a group. The individual bonus amounts are included under the "Bonus" heading in the Summary Compensation Table.

Salary Continuation Plan

         During fiscal year 1988, the Board of Directors adopted a salary continuation agreement for certain Named Executive Officers. This agreement provides for a pre-retirement benefit to be paid to the officer's designated beneficiary in the event he dies before reaching age 65 and a retirement benefit to be paid upon reaching age 65. The pre-retirement benefit provides for payment of 50% of the officer's annual compensation at the time of death up to $75,000 annually for a period of 15 years, or until the officer would have reached age 65, whichever is longer. The retirement benefit provides the officer $75,000 annually for a period of 15 years. Presently, Kelvyn H. Cullimore, Jr. and Larry
K. Beardall are covered under this plan.

         Funding for obligations arising in connection with the salary continuation agreement is provided by life insurance policies on the participating officers, of which Dynatronics is the owner and beneficiary. The face amounts of the policies have been determined so that sufficient cash values and death benefits under the policies will meet the obligations as they occur. In fiscal year 2006, Dynatronics expensed $18,090 relating to salary continuation obligations under the salary continuation agreement.

401(k) Plan

         Dynatronics has adopted a 401(k) Plan. Employees who are at least age 20 and have completed at least six months of service with the Company are eligible to participate in the 401(k) Plan.

         Eligible employees may make contributions to the 401(k) Plan in the form of salary deferrals of up to 20% of total compensation, not to exceed $15,000, the maximum allowable amount of salary deferrals for calendar year 2006. Dynatronics matches annual employee contributions at 25% of employee contributions, up to a maximum of $500 per employee per year.

         Participants under the 401(k) Plan are fully vested in their salary deferral contributions and vest 20% per year after two years of participation in matching contributions by the Company. Amounts deferred by Named Executive Officers under the 401(k) Plan are included under "Salary" in the Summary Compensation Table. Matching contributions for each Named Executive Officer are included in the "Other Compensation" column in the table above.

Stock Option Grants in Fiscal Year 2006

         During fiscal year 2006, the Company granted options to purchase 236,374 shares of common stock under the 1992 Stock Option Plan and 2005 Equity Incentive Plan to employees, officers and outside directors. Of this amount, 55,000 options were granted to the Named Executive Officers listed in the table below. When vested, the options give the participants the right to purchase common stock. The weighted average per share exercise price of all options granted during fiscal year 2006 was $1.49.

                                             Option Grants in Last Fiscal Year
                                                     Individual Grants

                                                                                                   Potential Realizable
                                                                                                 Value at Assumed Annual
                                                                                                        Rates of
                                                                                                       Stock Price
                                                Percent of Total                                 Appreciation for Option
                       Number of Securities     Options Granted                                           Term
                        Underlying Options      to Employees in   Exercise Price   Expiration   --------------------------
Name                     Granted (#)(1)           Fiscal Year         ($/Sh)          Date        5% ($)   10% ($)(1)
--------------------   --------------------     ----------------  --------------   ----------   --------------------------
Kelvyn H. Cullimore,
Jr.                          30,000                    13%             $1.42        11/22/15     $26,791    $67,893

Larry K. Beardall            25,000                    11%             $1.42        11/22/15     $22,326    $56,578

-------------

(1) Amount reflects the potential realizable value at assumed annual rates of appreciation for the option term, less the exercise price. Options became fully vested on the date of grant.

Stock Options Exercised and Outstanding

         The following table contains certain information, including the fiscal year-end value of unexercised stock options, held by the Named Executive Officers as of June 30, 2006.

                             Aggregated Option Exercises in Last Fiscal Year
                                    And Fiscal Year-End Option Values


                                                             Number of Securities
                                                                 Underlying         Value of Unexercised
                                                             Unexercised Options    In-the-Money Options
                             Shares                             At 6/30/2006         /SARs At 6/30/2006
                            Acquired on     Value Realized    (#) Exercisable/        ($) Exercisable/
         Name               Exercise (#)         ($)            Unexercisable        Unexercisable (1)
-----------------------    -------------    --------------   --------------------   --------------------
Kelvyn H. Cullimore, Jr.         -              $ -             170,000 / 0               $41,000 / 0

Larry K. Beardall                -              $ -             165,000 / 0               $41,000 / 0
Ronald J. Hatch                  -              $ -              48,000 / 0                  0 / 0


----------------

(1) Value is based on the fair market value of the common stock on June 30, 2006. Values indicated reflect the difference between the exercise price of the unexercised options and the market value of shares of common stock on June 30, 2006. The closing price of the common stock on June 30, 2006, the last trading date in the Company's fiscal year, as reported by NASDAQ, was $1.19 per share. The exercise prices for the options listed above range between $.78 and $1.72 per share.

Compensation Plans

         The Company maintains the Amended and Restated 1992 Stock Option Plan (the "1992 Plan") approved by shareholders under which options and other awards were granted to employees, officers, directors and consultants of the Company. The Compensation Committee of the Board of Directors administers the 1992 Plan. As of June 30, 2006, options for the purchase of 1,096,340 shares remained outstanding under the 1992 Plan, and no further awards are available to be granted under the 1992 Plan.

         In 2005, the Company adopted and the shareholders approved the Dynatronics Corporation 2005 Equity Incentive Plan ("2005 Plan"), under which nonstatutory and statutory awards have been granted to employees, officers and directors. With the adoption of the 2005 Plan, the Board of Directors determined that no further awards would be granted under the 1992 Plan. The total number of shares of common stock that may be issued upon exercise of awards granted under the 2005 Plan is 402,413 shares. As of June 30, 2006, a total of 363,695 shares were available for issuance under options or awards yet to be granted under the 2005 Plan, and 33,518 shares were issuable under outstanding options granted under the 2005 Plan. In addition, each of the four independent directors received 1,300 shares of restricted common stock under the 2005 Plan.

         The following table sets forth information as of June 30, 2006, with respect to shares of common stock to be issued upon the exercise, and the weighted-average exercise price, of all outstanding options and rights granted under our equity compensation plans, as well as the number of shares available for future issuance under those plans.


                                      Equity Compensation Plans in Effect


                             Number of Securities to be        Weighted-Average       Number of Securities
                               Issued upon Exercise of        Exercise Price of      Remaining Available for
                                Outstanding Options,         Outstanding Options,    Future Issuance Under
    Plan Category (1)           Warrants and Rights          Warrants and Rights    Equity Compensation Plans
---------------------------  ---------------------------     --------------------   -------------------------
2005 Equity Incentive Plan                33,518                    $1.53                    363,695

1992 Stock Option Plan                 1,096,340                    $1.42                          0
                             ---------------------------                            -------------------------

Total                                  1,129,858                    $1.42                    363,695
-------------------------------------------------------------------------------------------------------------

                            REPORT OF THE DYNATRONICS
                               BOARD OF DIRECTORS
                             COMPENSATION COMMITTEE

         The Compensation Committee of the Board of Directors of the Company determines the Company's executive compensation policies. The Committee is comprised of four independent non-employee Directors. After evaluating the performance of the Company and its executive officers, the Committee recommends compensation programs and salary levels to the entire Board of Directors for approval. Set forth below is the report submitted by the Committee addressing the Company's compensation policies for the fiscal year ended June 30, 2006 as they affected the executive officers of the Company. Employment contracts for the Company's Chief Executive Officer and President and for the Executive Vice President of the Company were approved by the Compensation Committee.

Compensation Philosophy

         The goal of the Company is to be a significant provider of quality products in the markets it serves. To support this and other strategic objectives as approved by the Board of Directors and to provide adequate returns to shareholders, the Company must compete for, attract, develop, motivate and retain top quality executive management.

         In designing and administering the executive compensation program, the Committee strives to balance short and long term incentive objectives and use prudent judgment in establishing performance criteria, evaluating performance and determining actual incentive awards. The Committee believes that stock ownership by executive officers is beneficial in aligning the common interests of management and shareholders to enhance shareholder value.

Compensation of Chief Executive Officer

         In addition to the factors mentioned above, the Committee's general approach in setting Mr. Cullimore's annual compensation is to seek to be competitive with other companies in the Company's industry and to reward Mr. Cullimore's strategic management abilities in directing the Company's expansion efforts and its development and exploitation of new markets and new business opportunities.

                                          Compensation Committee

                                          Val J. Christensen, Chairman
                                          Dr. E. Keith Hansen
                                          Howard L. Edwards
                                          Joseph H. Barton

                            REPORT OF THE DYNATRONICS
                       BOARD OF DIRECTORS AUDIT COMMITTEE

         The Audit Committee has prepared this report of its activities for the year ended June 30, 2006. This report shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement into any other filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent Dynatronics specifically incorporates this information by reference, and shall not otherwise be deemed filed under such statutes.

         The Audit Committee is composed entirely of independent directors, and operates under a written charter adopted by the Board of Directors. The Audit Committee assists the Board of Directors in fulfilling its responsibility to shareholders, potential shareholders and the investment community relating to accounting and financial reporting practices.

         The Audit Committee meets with management periodically to consider the adequacy of the Company's internal controls and the objectivity of its financial reporting. The Audit Committee discusses these matters with the independent auditors and with appropriate financial personnel.

         As needed, the Audit Committee meets privately with both the independent auditors and the appropriate financial personnel, each of whom has unrestricted access to the members of the Audit Committee. The Audit Committee also selects and appoints the independent auditors and reviews periodically the auditors' performance and independence from management as well as the compensation paid to the auditors for services provided to the Company.

         All members of the Audit Committee are "independent" for purposes of Rule 4200(a)(15) of The National Association of Securities Dealers' listing standards and applicable Marketplace Rules. That is, the Board of Directors has determined that none of the members of the Audit Committee has a relationship to Dynatronics that may interfere with his independence from Dynatronics and its management.

         Management has primary responsibility for the Company's financial statements and the overall reporting process, including the Company's system of internal controls. The independent registered public accounting firm audits the annual financial statements prepared by management, expresses an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of Dynatronics in conformity with accounting principles generally accepted in the United States of America and discusses with us any issues they believe should be raised with the Committee.

         For the fiscal year ended June 30, 2006, the Audit Committee reviewed the audited financial statements and met with both management and Tanner LC, the independent registered public accounting firm for fiscal year 2006, to discuss those financial statements. Management has represented to us that the financial statements were prepared in conformity with accounting principles generally accepted in the United States of America.

         In discharging the Committee's oversight responsibility for the audit process, we have discussed with Tanner LC the matters required to be discussed by SAS 61 (Communications with Audit Committees). SAS 61 requires the Company's independent registered public accounting firm to provide the Committee with additional information regarding the scope and results of their audit of the Company's financial statements, including with respect to (i) their responsibilities under generally accepted auditing standards, (ii) significant accounting policies, (iii) management judgments and estimates, (iv) any significant accounting adjustments, (v) any disagreements with management and
(vi) any difficulties encountered in performing the audit.

         The Committee has obtained from Tanner LC a letter providing the disclosures required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) with respect to any relationship between Tanner LC and the Company which in its professional judgment may reasonably be thought to bear on independence. Tanner LC discussed its independence with the Committee, and has confirmed in its letter to the Committee that, in its professional judgment, it is independent of the Company within the meaning of the United States securities laws.

         Based on these reviews and discussions, we recommended to the Board of Directors that Dynatronics' audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2006.

         During the Company's fiscal years ended June 30, 2006 and 2005, there were no disagreements between the Company and its independent registered public accounting firm on any accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of the independent accountants, would have caused them to make reference to the subject matter of the disagreement in connection with its report. None of the "reportable events" described in Item 304(a)(1)(v) of Regulation S-K have occurred during the fiscal years ended June 30, 2006 and June 30, 2005.

         We did not consult with any independent accountants not formally engaged by the Company during fiscal years ended June 30, 2006 or 2005, on any matter which was the subject of any disagreement or any reportable event or on the application of accounting principles to a specified transaction, either completed or proposed.

                                          Presented by the members of the
                                          Audit Committee:

                                          Howard L. Edwards, Chairman
                                          Val J. Christensen
                                          Joseph H. Barton

               PROPOSAL 2 - RATIFICATION OF SELECTION OF AUDITORS

         The Audit Committee of the Board has selected the firm Tanner LC to serve as the Company's independent registered public accountants for the fiscal year ending June 30, 2007. The shareholders have been asked to ratify this appointment. If the shareholders fail to ratify the selection, the Audit Committee will reconsider its decision. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee feels that such a change would be in the Company's and its shareholders' best interests.

         Representatives of Tanner LC will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Financial Information Systems Design and Implementation Fees

         The Company did not engage Tanner LC to provide any professional services in connection with (i) operating or supervising the operation of its information system or managing its local area network or (ii) designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to the Company's financial statements taken as a whole.

Auditor Fees

Audit Fees

         The aggregate fees billed by the Company's Independent Auditors for professional services rendered in fiscal 2006 and fiscal 2005 in connection with
(i) the audit of the Company's annual financial statements set forth in its Annual Report on Form 10-KSB for the fiscal years ended June 30, 2006 and June 30, 2005 and (ii) the review of the Company's quarterly financial statements set forth in its Quarterly Reports on Form 10-QSB for each of its fiscal quarters, totaled approximately $79,743 and $51,295, respectively.

All Other Fees

         The Company engaged Tanner LC to audit its 401(k) plan for fiscal year 2005 at a cost of $8,000. The Company also engaged Tanner LC to provide filing services for the SEC electronic filing system (Edgar system) at a cost of $1,140 in fiscal year 2006 and $2,420 in fiscal year 2005.

         The Audit Committee has advised the Company that it has determined that the non-audit services rendered by its Independent Auditors during its most recent fiscal year are compatible with maintaining their independence.

Audit Committee Policy Regarding Pre-Approval of Audit and Permissible Non-Audit Services of the Company's Independent Auditors

         The Audit Committee has established a policy that all audit and permissible non-audit services provided by the independent auditors will be pre-approved by the Audit Committee. These services may include audit services, audit-related services, tax services and other services. The Audit Committee considers whether the provision of each non-audit service is compatible with maintaining the independence of the Company's auditors. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date.

        THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL #2
                RATIFYING THE SELECTION OF TANNER LC AS AUDITORS
            FOR DYNATRONICS FOR THE FISCAL YEAR ENDING JUNE 30, 2007.

                                  OTHER MATTERS

         The Board of Directors knows of no other matters to be presented at the Annual Meeting. If, however, any further business should properly come before the Annual Meeting, the persons named as proxies in the accompanying form will vote on such business in accordance with their best judgment.

                              SHAREHOLDER PROPOSALS

         Regulations adopted by the Securities and Exchange Commission require that shareholder proposals must be furnished to Dynatronics a reasonable time in advance of the meeting at which the action is proposed to be taken. Shareholder proposals intended to be presented at next year's 2007 Annual Meeting of the Shareholders must be received by Dynatronics at its corporate headquarters on or before June 25, 2007, in order to be included in the Proxy Statement and Form of Proxy relating to that meeting. Receipt of a shareholder proposal does not necessarily guarantee that the proposal will be included in the proxy. If a shareholder intends to propose any matter for a vote at the Annual Meeting of Shareholders to be held in 2007, but fails to notify Dynatronics of such intention prior to the date indicated above, then a proxy solicited by the Board of Directors may be voted on such matter in the discretion of the proxy holder, without discussion of the matter in the proxy statement soliciting such proxy and without such matter appearing as a separate item on the proxy card.

                             ADDITIONAL INFORMATION

         Dynatronics will provide, without charge, to each shareholder to whom this Proxy Statement is delivered, upon written or oral request, a copy of the Company's annual report on Form 10-KSB for the year ended June 30, 2006, including the financial statements, as filed with the Securities and Exchange Commission. The requested document will be sent by first class mail or other equally prompt means. Written or oral requests for such information should be directed to Mr. Bob Cardon, Secretary/Treasurer, Dynatronics Corporation, 7030 Park Centre Drive, Salt Lake City, UT 84121.

                                          DYNATRONICS CORPORATION
                                          By order of the Board of Directors


                                          /s/ Bob Cardon
                                          ______________________________________
                                          Bob Cardon, Secretary/Treasurer

                                     PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                             DYNATRONICS CORPORATION


         The undersigned hereby appoints Kelvyn H. Cullimore, Jr., and Larry K. Beardall as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated below all shares of common stock of Dynatronics Corporation held of record by the undersigned on October 9, 2006, at the Annual Meeting of Shareholders of Dynatronics Corporation to be held at the offices of the Company, 7030 Park Centre Dr., Salt Lake City, UT 84121, on November 28, 2006 at 4:00 p.m., local time, or any adjournment thereof. The undersigned revokes any prior proxy for such meeting and ratifies all said proxies, or any of them, may lawfully do by virtue hereof.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH NOMINEE FOR DIRECTOR IDENTIFIED BELOW AND FOR PROPOSAL 2:

1. ELECTION OF SEVEN (7) DIRECTORS TO SERVE FOR A ONE-YEAR PERIOD UNTIL THEIR SUCCESSORS HAVE BEEN ELECTED AND QUALIFIED:

         Kelvyn H. Cullimore, Jr.                    Kelvyn H. Cullimore
         E. Keith Hansen, M.D.                       Joseph H. Barton
         Larry K. Beardall                           Val J. Christensen
         Howard L. Edwards

                                      WITHHOLD AUTHORITY              FOR ALL
         _____ FOR ALL       ______   TO VOTE FOR ALL        _______  EXCEPT

         (instructions: to withhold authority to vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name in this space
         _____________________________________________________________________).


2.       RATIFICATION   OF  THE  APPOINTMENT  OF  TANNER  LC  AS  THE  COMPANY'S
         INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR FISCAL YEAR ENDING JUNE 30, 2007:

         ________ FOR           ________ AGAINST           ________ABSTAIN

         IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

         This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF EACH NOMINEE FOR DIRECTOR AND "FOR" PROPOSAL 2. All Shareholders are urged to attend the meeting in person or by proxy. Shareholders who do not expect to attend the meeting are requested to sign and date this Proxy and return it in the enclosed envelope. Receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement is hereby acknowledged.

         Please sign exactly as your name appears on the stock certificate. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please sign in the full corporate name by President or other authorized officer. If a partnership, please sign in the partnership name by authorized person. If these materials were not addressed properly, please indicate your return address.

_______________________             ____________________________________________
(Number of Shares Owned)            (Please print or type name exactly as it
                                     appears on stock certificate)

_____________________               ____________________________________________
(Date)                              (Signature)

                                    ____________________________________________
                                    (Signature of joint owner)

AFTER SIGNING, PLEASE RETURN PROMPTLY TO THE COMPANY IN THE ADDRESSED ENVELOPE ENCLOSED.